                                                                   Exhibit 99.3
                         NOTICE OF GUARANTEED DELIVERY

                                ROUNDY'S, INC.

                                With Respect to
                   8 7/8% Senior Subordinated Notes due 2012

               Pursuant to the Prospectus Dated January   , 2003

   This form must be used by a holder of 8 7/8% Senior Subordinated Notes due 2012 (the "Notes") of Roundy's, a Wisconsin corporation (the "Issuer"), who wishes to tender Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery
Procedures" of the Issuer's Prospectus, dated January   , 2003 and in
Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

           THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00
           MIDNIGHT, NEW YORK CITY TIME, ON                , 2003 UNLESS
           EXTENDED (THE "EXPIRATION DATE").


                           BNY MIDWEST TRUST COMPANY
                            (the "Exchange Agent")

 By Overnight Courier or Registered/Certified
                      Mail:                                By Hand:

             The Bank of New York                    The Bank of New York
          101 Barclay Street--7 East              101 Barclay Street--7 East
           New York, New York 10286                New York, New York 10286
           Attention: Diane Amoroso,            Corporate Trust Services Window
          Corporate Trust Department,              Attention: Diane Amoroso,
              Reorganization Unit                     Reorganization Unit

            Facsimile Transmission:               For Information Telephone:

                (212) 298-1915                          (212) 815-3738

  Confirm Receipt of Facsimile by Telephone:

                (212) 815-3738

   Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery.

   This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

   Ladies and Gentlemen:

   The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the related Letter of Transmittal.

   The undersigned hereby tenders the Notes listed below:

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Certificate Number(s) (if knows) of Notes or Account Aggregate Principal Aggregate Principal
         Number at the Book-Entry Facility           Amount Represented    Amount Tendered
--------------------------------------------------------------------------------------------
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


                            PLEASE SIGN AND COMPLETE
       ------------------------------------------------------------------

       Signatures of Registered Holder(s) or Date: ________________, 2003
       Authorized Signatory: _______________
                                             Address: ___________________
       ------------------------------------
                                             ----------------------------
       ------------------------------------
                                             Area Code and Telephone No.
       Name(s) of Registered Holder(s):

       ------------------------------------

       ------------------------------------

    This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Notes or on a security position listing as the owner of Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                     Please print name(s) and address(es)

 Name(s) _______________________________________________________________________

 Capacity: _____________________________________________________________________

 Address(es): __________________________________________________________________

 _______________________________________________________________________________

 _______________________________________________________________________________


                                   GUARANTEE
                   (Not to be used for signature guarantee)

               The undersigned, a firm which is a member of a registered national securities exchange or of the National
            Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of
            Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange
            Agent of the Letter of Transmittal (or facsimile thereof), together with the Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer" and in the Letter of Transmittal) and any other required documents, all by 12:00 midnight, New York City time, on the third New York Stock Exchange trading day following the Expiration Date.


           Name of firm: _________
                                                                ---------------------------------
           Address: ______________                                   (Authorized Signature)

           -----------------------                              Name: ___________________________
             (Include Zip Code)                                          (Please Print)

           Area Code and Tel. No.                               Title: __________________________

                                                                Dated: ____________________, 2003

   DO NOT SEND NOTES WITH THIS FORM. ACTUAL SURRENDER OF NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

   1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address as set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the related Letter of Transmittal.

   2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Notes referred to herein, the signature must correspond with the name(s) written on the face of the Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by the Trustee whose name appears on a security position listing as the owner of the Notes, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

   If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

   If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Issuer of such person's authority to so act.

   3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.